Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – December

Innovator U.S. Equity Power Buffer ETF™ – December

Innovator U.S. Equity Ultra Buffer ETF™ – December

(each, a “Fund” and together, the “Funds”)

Supplement To Each Fund’s Prospectus

Dated March 1, 2022

November 23, 2022

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period for each Fund will end on November 30, 2022, and each Fund will commence a new outcome period that will begin on December 1, 2022 and end on November 30, 2023. Each Fund’s Cap will not be determined until the start of the new outcome period on December 1, 2022. As of November 22, 2022, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity Buffer ETF™ – December	BDEC	25.71% – 31.99% (24.92% – 31.20% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Power Buffer ETF™ – December	PDEC	18.83% – 22.44% (18.04% – 21.65% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Ultra Buffer ETF™ – December	UDEC	15.27% – 17.61% (14.48% – 16.82% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference